UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2017

Syros Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37813	45-3772460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 Memorial Drive, Suite 300 Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 744-1340

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On April 20, 2017, Syros Pharmaceuticals, Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Securities Purchase Agreement”) with several institutional accredited investors (the “Investors”), pursuant to which the Company agreed to issue and sell to the Investors an aggregate of 2,592,591 shares of the Company’s common stock, par value $0.001 per share (the “Shares”), at a price of $13.50 per share, in a private placement (the “Offering”).

The Offering is expected to close on or about April 26, 2017, subject to the satisfaction of certain customary closing conditions.  The Company will receive aggregate gross proceeds from the Offering of approximately $35 million, before deducting placement agent fees and offering expenses.  The Company will pay placement agent fees of approximately $2.1 million. J.P. Morgan Securities LLC and Cowen and Company, LLC acted as placement agents for the offering.

The Offering was anchored by Samsara BioCapital alongside a number of existing and new institutional investors.

Registration Rights Agreement

Also on April 20, 2017, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investors, pursuant to which the Company agreed to register for resale the Shares held by the Investors (the “Registrable Securities”).  Under the Registration Rights Agreement, the Company has agreed to file a registration statement covering the resale by the Investors of the Registrable Securities within 30 days following the closing of the Offering.  The Company has agreed to use commercially reasonable efforts to cause such registration statement to become effective as soon as practicable and to keep such registration statement effective until the date the Shares covered by such registration statement have been sold or may be resold pursuant to Rule 144 without restriction.  The Company has agreed to be responsible for all fees and expenses incurred in connection with the registration of the Registrable Securities.

In the event (i) the registration statement has not been filed within 30 days following the closing date, (ii) the registration statement is not declared effective prior to the earlier of (a) five trading days after the date which the Company is notified by the Securities and Exchange Commission (the “SEC”) that the registration statement will not be reviewed by the SEC staff or is not subject to further comment by the SEC staff, (b) the 60th day following the closing date, if the SEC staff determines not to review the registration statement, or (c) the 120th following the closing date, if the SEC staff determines to review the registration statement or (iii) after the registration statement has been declared effective by the SEC, sales cannot be made pursuant to the registration statement by reason of a stop order or the Company’s failure to update such registration statement, subject to certain limited exceptions, then the Company has agreed to make pro rata payments to each Investor as liquidated damages in an amount equal to 1% of the aggregate amount invested by each such Investor in the Registrable Securities per 30-day period or pro rata for any portion thereof for each such month during which such event continues, subject to certain caps set forth in the Registration Rights Agreement.

The Company has granted the Investors customary indemnification rights in connection with the registration statement. The Investors have also granted the Company customary indemnification rights in connection with the registration statement.

The foregoing descriptions of the Securities Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Securities Purchase Agreement and the Registration Rights Agreement, copies of which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated by reference herein.

The representations, warranties and covenants contained in the Securities Purchase Agreement and the Registration Rights Agreement were made solely for the benefit of the parties to thereto and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Securities Purchase Agreement and the Registration Rights Agreement are incorporated herein by reference only to provide investors with information regarding the terms thereof and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02. Based in part upon the representations of the Investors in the Securities Purchase Agreement, the offering and sale of the Shares will be exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).  The Shares will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements.  The sale of the securities will not involve a public offering and will be made without general solicitation or general advertising.  The Investors represented that they are accredited investors, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and that they are acquiring the Shares for investment purposes only and not with a view to any resale, distribution or other disposition of the Shares in violation of the United States federal securities laws.

Item 8.01 Other Events.

On April 21, 2017, the Company issued a press release announcing the Offering.  The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including without limitation statements regarding the expected closing of the Offering, anticipated proceeds from the Offering and the Company’s plans to file a registration statement to register the resale of the shares to be issued and sold in the Offering. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “target,” “should,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including risks relating to the Company’s inability, or the inability of the Investors, to satisfy the conditions to closing for the Offering; the Company’s ability to: advance the development of its programs, including SY-1425 and SY-1365, under the timelines it projects in current and future clinical trials; obtain and maintain patent protection for its drug candidates and the freedom to operate under third party intellectual property; demonstrate in any current and future clinical trials the requisite safety, efficacy and combinability of its drug candidates; replicate scientific and non-clinical data in clinical trials; successfully develop a companion diagnostic test to identify patients with biomarkers associated with the RARA super-enhancer; obtain and maintain necessary regulatory approvals; identify, enter into and maintain collaboration agreements with third parties; manage competition; manage expenses; raise the substantial additional capital needed to achieve its business objectives; attract and retain qualified personnel; and successfully execute on its business strategies; risks described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, which is on file with the SEC; and risks described in other filings that the Company makes with the SEC in the future. Any forward-looking statements contained in this Form 8-K speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statements, whether because of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

See the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYROS PHARMACEUTICALS, INC.

Date: April 21, 2017	By:	/s/ Nancy Simonian
Nancy Simonian, M.D.
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated April 20, 2017, by and among Syros Pharmaceuticals, Inc. and the persons party thereto
10.2	Registration Rights Agreement, dated April 20, 2017, by and among Syros Pharmaceuticals, Inc. and the persons party thereto
99.1	Press Release, dated April 21, 2017